Fund/Ticker
Fidelity® SAI Sustainable Conservative Income Municipal Bond Fund/FASYX
Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity® SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers.

Summary Prospectus
April 1, 2025

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus, reports to shareholders, and other information about the fund (including the fund's SAI) online at fundresearch.fidelity.com/prospectus/sec. You can also get this information at no cost by calling 1-800-FIDELITY or by sending an e-mail request to fidfunddocuments@fidelity.com. The fund's prospectus and SAI dated April 1, 2025 are incorporated herein by reference.
245 Summer Street, Boston, MA 02210

Fund Summary
Fund:
Fidelity® SAI Sustainable Conservative Income Municipal Bond Fund
Investment Objective
Fidelity® SAI Sustainable Conservative Income Municipal Bond Fund seeks to provide a high level of income, exempt from federal income tax, consistent with preservation of capital.
Fee Table
The following table describes the fees and expenses that may be incurred when you buy, hold, and sell shares of the fund.

Shareholder fees
(fees paid directly from your investment)	None

Annual Operating Expenses
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.20%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.52%
Total annual operating expenses	0.72%
Fee waiver and/or expense reimbursement	0.52% A
Total annual operating expenses after fee waiver and/or expense reimbursement	0.20%
AFidelity Management & Research Company LLC (FMR) has contractually agreed to reimburse the fund to the extent that total operating expenses (excluding interest, certain taxes, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses (including fees and expenses associated with a wholly owned subsidiary), if any, as well as non-operating expenses such as brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable), as a percentage of its average net assets, exceed 0.20% (the Expense Cap). If at any time during the current fiscal year expenses for the fund fall below the Expense Cap, FMR reserves the right to recoup through the end of the fiscal year any expenses that were reimbursed during the current fiscal year up to, but not in excess of, the Expense Cap. This arrangement will remain in effect through May 31, 2026. FMR may not terminate this arrangement before the expiration date without the approval of the Board of Trustees and may extend it in its discretion after that date.
This example helps compare the cost of investing in the fund with the cost of investing in other funds.
Let's say, hypothetically, that the annual return for shares of the fund is 5% and that the fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$20
3 years	$160
5 years	$331
10 years	$828

Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 75% of the average value of its portfolio.
Principal Investment Strategies
  Normally investing at least 80% of assets in U.S. dollar-denominated municipal money market securities and high quality investment-grade municipal debt securities (i) whose interest is exempt from federal income tax and (ii) that Fidelity Management & Research Company LLC (FMR) (the Adviser) believes have positive environmental, social and governance (ESG) characteristics.
Municipal debt securities are issued to raise money for a variety of public and private purposes, including general financing for state and local governments, financing for eligible non-profit organizations, or financing for a specific project or public facility. Municipal debt securities in which the fund invests include securities issued by U.S. territories and possessions, general obligation bonds of municipalities, local or state governments, project or revenue-specific bonds, or pre-refunded or escrowed bonds, municipal money market securities, and synthetic securities. Municipal securities usually pay a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security.
Municipal money market securities are high-quality, short-term debt securities that pay a fixed, variable, or floating interest rate, and include variable rate demand notes, commercial paper, and municipal notes. Municipal securities are issued to raise money for a variety of public and private purposes, including general financing for state and local governments, financing for eligible non-profit organizations, or financing for a specific project or public facility.
High quality investment grade securities in which the fund invests include securities or issuers (i) rated at least A- or its equivalent by at least one nationally recognized statistical ratings organization (NRSRO) or similarly rated by the Adviser, and (ii) for securities with a credit maturity within one year, rated at least BBB or its equivalent by all NRSROs that rate the security and similarly rated by the Adviser.
Effective December 11, 2025, derivative instruments that provide investment exposure to the investments above or exposure to one or more market risk factors associated with such investments are included in the fund's 80% policy, consistent with the fund's investment policies and limitations with respect to investments in derivatives.
  Evaluating each security in which the fund invests using both a traditional municipal bond credit, structure and relative value analysis and a consideration of the Adviser's judgment about the security's ESG characteristics. When assessing a security's ESG characteristics and its eligibility for purchase, the Adviser considers the following, where available: (i) the sustainability practices of the security's issuer or obligor, as applicable (each, an "issuer"), based on an evaluation of such issuer's individual ESG profile; (ii) information on a security's use of proceeds; and (iii) any third-party designation as a green, sustainable or sustainability-linked bond. A security's positive ESG characteristics can be determined under any of those three factors.
  Using the Adviser's proprietary ESG ratings process to evaluate the current state of an issuer's sustainability practices using a data-driven framework that includes both proprietary and third-party data, and also provide a qualitative forward-looking assessment of an issuer's sustainability outlook provided by the Adviser's fundamental research analysts and ESG team.
  The Adviser's ESG ratings of issuers are derived from multiple factors, including an issuer's environmental profile, which may include, but is not limited to, carbon and toxic emissions, water management, waste management, and vulnerability to the physical impacts of climate change. An assessment of an issuer's social profile includes, but is not limited to, its approach to quality health care access, housing affordability, human capital management, community reinvestment, and safety. An assessment of an issuer's governance profile includes, but is not limited to, its principles of management, oversight and transparency, governance efficiency and structure, and consideration of anticompetitive practices. These factors are weighted based on how material the Adviser believes each factor is to an issuer's financial outlook, effectiveness at service delivery, and long-term sustainability, and not all factors may be applicable to all issuers. Issuers with an above average ESG rating as determined by the Adviser are considered to have positive ESG characteristics and well-managed ESG risks.
  Assessing a security's use of proceeds by considering factors that provide ESG characteristics, such as energy efficiency, environmentally sustainable management, and providing access to quality health care, essential services and affordable housing. The Adviser will generally consider bonds that finance education, health care, affordable housing, clean energy, municipal water and sewer, public transportation, and designated green bonds, among others, as having positive ESG characteristics.
  Managing the fund to have similar overall interest rate risk to the supplemental index (see "Additional Index Information" section of the prospectus).
  In addition to focusing on municipal securities with positive ESG characteristics, the Adviser analyzes the credit quality of the issuer, security-specific features, current and potential future valuation, and trading opportunities to select investments.
  Normally maintaining a dollar-weighted average maturity of one year or less.
  Normally investing in securities with a maximum maturity of four years.
  Allocating assets across different market sectors and maturities.
  Potentially investing more than 25% of total assets in municipal securities that finance similar types of projects.
  Employing sustainable investing exclusion criteria to avoid investments in issuers that are directly engaged in, and/or derive significant revenue from, certain industries. Please see "Fund Basics - Investment Details - Sustainable Investing Exclusions" for additional information.
Principal Investment Risks
  Municipal Market Volatility.
The municipal market is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.
  Sustainability Risk.
Application of Fidelity Management & Research Company LLC's (FMR) (the Adviser) ESG ratings process and/or its sustainable investing exclusion criteria may affect the fund's exposure to certain issuers, sectors, regions, and countries and may affect the fund's performance depending on whether certain investments are in or out of favor. The criteria related to the fund's ESG ratings process and/or adherence to its sustainable investing exclusion criteria may result in the fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so. As a result, the fund's performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria. There are significant differences in interpretations of what it means for an issuer to have positive ESG factors. While the Adviser believes its definitions are reasonable, the portfolio decisions it makes may differ with other investors' or advisers' views. When evaluating an issuer, the Adviser is dependent on information or data obtained through voluntary or third-party reporting that may be incomplete, inaccurate, or unavailable, which could cause the Adviser to incorrectly assess an issuer's business practices.
  Interest Rate Changes.
Interest rate increases can cause the price of a debt or money market security to decrease.
  Issuer-Specific Changes.
The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.
A decline in the credit quality of an issuer or a provider of credit support (such as guarantees) or a maturity-shortening structure (such as demand and put features) for a security can cause the price of a security to decrease.
  Management Risk.
The Adviser's application of the fund's strategy criteria may not achieve its intended results. The fund could underperform in comparison to other funds with a similar benchmark or similar objectives and investment strategies.
An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.
Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in the fund will fluctuate.
Performance
The following information is intended to help you understand the risks of investing in the fund.
The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index, a hypothetical composite of market indexes, and an additional index over various periods of time. The hypothetical composite of market indexes and additional index have characteristics relevant to the fund's investment strategies. Index descriptions appear in the "Additional Index Information" section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.
Visit www.fidelity.com for more recent performance information.
Year-by-Year Returns
2023	2024
3.63%	3.32%

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	1.60%	December 31, 2023
Lowest Quarter Return	0.53%	September 30, 2023

Average Annual Returns
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.

For the periods ended December 31, 2024	Past 1 year	Life of fund
Fidelity® SAI Sustainable Conservative Income Municipal Bond Fund
Return Before Taxes	3.32%	2.98% A
Return After Taxes on Distributions	3.32%	2.98% A
Return After Taxes on Distributions and Sale of Fund Shares	3.36%	2.98% A
Fidelity Conservative Income Municipal Bond Composite Index℠ (reflects no deduction for fees, expenses, or taxes)	3.10%	2.82%
Bloomberg Municipal Bond 1 Year (1-2 Y) Index (reflects no deduction for fees, expenses, or taxes)	2.71%	2.54%
Bloomberg Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	1.05%	3.59%

AFrom June 16, 2022.
The fund has begun comparing its performance to the Bloomberg Municipal Bond Index to satisfy a new Securities and Exchange Commission (SEC) disclosure requirement.
Investment Adviser
FMR (the Adviser) is the fund's manager. Other investment advisers serve as sub-advisers for the fund.
Portfolio Manager(s)
Ryan Brogan (Co-Portfolio Manager) has managed the fund since 2022.
Cormac Cullen (Co-Portfolio Manager) has managed the fund since 2022.
Michael Maka (Co-Portfolio Manager) has managed the fund since 2022.
Elizah McLaughlin (Co-Portfolio Manager) has managed the fund since 2022.
Purchase and Sale of Shares
NOT AVAILABLE FOR SALE TO THE GENERAL PUBLIC.
Shares are offered exclusively to certain clients of the Adviser or its affiliates.

Shares of the fund are not eligible for purchase by registered investment companies or business development companies to the extent such acquisition is in reliance on Rule 12d1-4 under the Investment Company Act of 1940.
The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after an order is received in proper form.
The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.
The fund is open for business each day the New York Stock Exchange (NYSE) is open.
There is no purchase minimum for fund shares.
Tax Information
The fund seeks to earn income and pay dividends exempt from federal income tax. Income exempt from federal income tax may be subject to state or local tax. A portion of the dividends you receive may be subject to federal and state income taxes and may also be subject to the federal alternative minimum tax. You may also receive taxable distributions attributable to the fund's sale of bonds.
Payments to Broker-Dealers and Other Financial Intermediaries
The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fidelity Distributors Company LLC (FDC) is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.
1.9904940.103	SMB-SUM-0425